UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21584

The Victory Institutional Funds
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		614-470-8000

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

Item 1. Reports to Stockholders.

April 30, 2013

Semi Annual Report

Institutional Diversified Stock Fund

vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, vcm.com has what you seek. Visit us anytime. We're always open.

The Victory Institutional
Funds

Table of Contents

Shareholder Letter	3
Financial Statements
Schedule of Portfolio Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Supplemental Information
Trustee and Officer Information	16
Proxy Voting and Form N-Q Information	19
Expense Examples	19
Portfolio Holdings	20
Advisory Contract Renewal	21

The Fund is distributed by Victory Capital Advisers Inc., which is affiliated with KeyCorp and its subsidiaries. Victory Capital Management Inc., a member of the Key financial network, is the investment adviser to the Fund and receives fees from the Fund for performing services for the Fund.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Institutional Diversified Stock Fund.

The information in this semi-annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Victory Capital Management Inc. and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report. Past investment performance of markets or securities mentioned herein should not be considered to be indicative of future results.

NOT FDIC INSURED

Shares of the Victory Funds are not insured by the FDIC,
are not deposits or other obligations of, or guaranteed by, KeyCorp, Victory Capital Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Call Victory at:

866-689-6999

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Letter to Our Shareholders

Following a post-election tumble, the U.S. equity markets began a steady climb, interrupted meaningfully only by year-end hand-wringing over the Fiscal Cliff, a late-February pause brought on by a flare-up of Eurozone fears, and a mid-April break tied to a flurry of weaker-than-expected economic data. All corrections were "garden variety" in nature and soon resolved with advances to new multi-year highs and eventually new all-time highs for all major indices save the NASDAQ.

The market found no shortage of stones with which to construct its scalable wall of worry. Restrained growth in China fed declarations of an end to the Supercycle, leading to weakness in commodities and stark underperformance by commodity producers. Fears that the looming federal sequestration might curtail business spending — much like fears over increased payroll taxes dampening retail spending — proved largely illusory as the U.S. continued to experience moderate if uneven economic growth.

Treasuries endured a bout of selling to start the year amid talk of a Great Rotation from bonds to stocks; however, the Fed soothed nerves by suggesting it wouldn't soon end its $85 billion a month bond buying program, or at least not without ample notification. The Fed has done a commendable job of telegraphing its thinking and anchoring expectations, recognizing that clarity helps business leaders plan and invest with confidence.

Housing continued to transition from its former position as a drag on growth to a significant source of growth with measures of home sales, starts, and prices all outpacing expectations. While corporations have struggled to grow revenues, profits have exceeded estimates and are well into record territory. Modest valuations have also served as a tailwind, particularly when viewed in the context of accommodative monetary policy, uncommonly low interest rates, and risks that seem reasonably well accounted for.

Although evidence of a possible shift began to surface in April, heretofore the rally has been led by the more defensive areas of the market. This has been driven by income-hungry investors seeking yield in whatever form it can be garnered, and preferably in a form that avoids turning a blind eye to what would seem to be an inevitable and perhaps impending end to the multi-decade secular decline in rates.

Investors who have uncovered their eyes and applied the diligence required to perceive opportunity have been rewarded for their fortitude and efforts. We continue to believe that those investors with consistent, differentiated, and effective investment processes stand to reap disproportionate benefit. By nature, the market will always present opportunities for outperformance, and our pursuit of this achievement will remain focused and steadfast. In this light, we continue to hold to our strategic plan for investment management, which is based on three key elements:

1.  Consistent Performance and Investment Quality
Dedicated strategy teams maintain complete investment autonomy and consistently apply transparent, repeatable processes. Reliance on fundamental research ensures high-conviction portfolios, and state-of-the-art risk management tools are employed to ensure ongoing risk monitoring. Finally, value-added trading provides effective execution of investment decisions.

2.  Client Service Excellence
Our approach is simple: communication is complete, honest, timely and straightforward — our goal is no surprises.

3.  Empowerment, Ownership and Accountability
Victory has an organizational structure that fosters an environment in which investment professionals thrive, and our compensation plan is built to attract and retain industry-leading talent. Our senior management team is committed to delivering high-quality investment products and services.

We appreciate your confidence in the Victory Funds. If you have questions or would like further information, please feel free to contact us at 800-539-3863 or via our website at www.vcm.com.

Michael Policarpo, II

President,
Victory Funds

The Victory Institutional Funds  Schedule of Portfolio Investments
Institutional Diversified Stock Fund  April 30, 2013

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Common Stocks (97.8%)
Consumer Discretionary (18.8%):
CarMax, Inc. (a)	142,790	$6,574
Comcast Corp., Class A	186,190	7,690
Costco Wholesale Corp.	88,940	9,644
DIRECTV (a)	233,000	13,178
General Motors Co. (a)	579,790	17,882
PetSmart, Inc.	200,000	13,648
Priceline.com, Inc. (a)	13,380	9,312
PVH Corp.	58,000	6,694
Starbucks Corp.	218,000	13,263
The Walt Disney Co.	130,640	8,209
Viacom, Inc., Class B	251,530	16,095
		122,189
Consumer Staples (5.6%):
Anheuser-Busch InBev NV, Sponsored ADR	127,180	12,161
The Procter & Gamble Co.	311,790	23,936
		36,097
Energy (7.5%):
Anadarko Petroleum Corp.	150,760	12,778
BP PLC, ADR	350,000	15,260
Occidental Petroleum Corp.	172,290	15,379
Schlumberger Ltd.	66,474	4,948
		48,365
Financials (14.5%):
Citigroup, Inc.	445,670	20,796
JPMorgan Chase & Co.	342,770	16,799
MetLife, Inc.	385,367	15,025
PNC Financial Services Group, Inc.	178,000	12,083
The Bank of New York Mellon Corp.	450,000	12,699
Wells Fargo & Co.	430,000	16,331
		93,733
Health Care (13.8%):
Baxter International, Inc.	185,640	12,971
Express Scripts Holding Co. (a)	138,080	8,198
Johnson & Johnson	194,870	16,609
Merck & Co., Inc.	228,275	10,729
Pfizer, Inc.	734,090	21,339
Roche Holding AG, ADR	309,000	19,288
		89,134
Industrials (12.9%):
Boeing Co.	173,930	15,900
Cummins, Inc.	58,950	6,272
Danaher Corp.	193,620	11,799
Eaton Corp. PLC	87,000	5,343
General Dynamics Corp.	207,510	15,347

See notes to financial statements.

The Victory Institutional Funds  Schedule of Portfolio Investments — continued
Institutional Diversified Stock Fund  April 30, 2013

(Amounts in Thousands, Except for Shares)  (Unaudited)

Security Description	Shares	Value
Honeywell International, Inc.	96,170	$7,072
Norfolk Southern Corp.	68,580	5,309
United Parcel Service, Inc., Class B	136,100	11,683
W.W. Grainger, Inc.	18,850	4,646
		83,371
Information Technology (20.4%):
Agilent Technologies, Inc.	252,240	10,453
Altera Corp.	278,410	8,912
Apple, Inc.	62,200	27,538
Applied Materials, Inc.	848,000	12,304
Broadcom Corp., Class A	215,000	7,740
Citrix Systems, Inc. (a)	151,000	9,388
EMC Corp. (a)	555,000	12,449
Google, Inc., Class A (a)	16,330	13,465
Microchip Technology, Inc.	226,000	8,231
TE Connectivity Ltd.	311,650	13,572
VMware, Inc., Class A (a)	126,000	8,883
		132,935
Materials (4.3%):
Air Products & Chemicals, Inc.	211,000	18,348
The Dow Chemical Co.	282,620	9,584
		27,932
Total Common Stocks (Cost $556,418)		633,756
Investment Companies (1.7%)
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	11,059,000	11,059
Total Investment Companies (Cost $11,059)		11,059
Total Investments (Cost $567,477) — 99.5%		644,815
Other assets in excess of liabilities — 0.5%		3,067
NET ASSETS — 100.00%		$647,882

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on 4/30/13.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Statement of Assets and Liabilities

The Victory Institutional Funds  April 30, 2013

(Amounts in Thousands, Except Per Share Amounts)  (Unaudited)

	Institutional Diversified Stock Fund
ASSETS:
Investments, at value (Cost $567,477)	$644,815
Dividends receivable	792
Receivable for capital shares issued	159
Receivable for investments sold	6,475
Prepaid expenses	59
Total Assets	652,300
LIABILITIES:
Payable for investments purchased	2,704
Payable for capital shares redeemed	1,354
Accrued expenses and other payables:
Investment advisory fees	262
Administration fees	14
Custodian fees	5
Transfer agent fees	8
Chief Compliance Officer fees	—	(a)
Trustees' fees	4
Other accrued expenses	67
Total Liabilities	4,418
NET ASSETS:
Capital	534,204
Accumulated undistributed net investment income	677
Accumulated net realized gains from investments	35,663
Net unrealized appreciation on investments	77,338
Net Assets	$647,882
Shares (unlimited number of shares authorized with a par value of $0.001 per share)	49,912
Net asset value, offering price & redemption price per share	$12.98

(a)  Rounds to less than $1.

See notes to financial statements.

Statement of Operations

The Victory Institutional Funds  For the Six Months Ended April 30, 2013

(Amounts in Thousands)  (Unaudited)

Institutional Diversified Stock Fund
Investment Income:
Dividend income	$7,390
Total Income	7,390
Expenses:
Investment advisory fees	1,553
Administration fees	82
Custodian fees	30
Transfer agent fees	39
Trustees' fees	44
Chief Compliance Officer fees	7
Legal and audit fees	16
Other expenses	69
Total Expenses	1,840
Net Investment Income	5,550
Realized/Unrealized Gains from Investment Transactions:
Net realized gains from investment transactions	44,213
Net change in unrealized appreciation/depreciation on investments	38,630
Net realized/unrealized gains from investments	82,843
Change in net assets resulting from operations	$88,393

See notes to financial statements.

Statements of Changes in Net Assets

The Victory Institutional Funds

(Amounts in Thousands)

	Institutional Diversified Stock Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012
	(Unaudited)
From Investment Activities:
Operations:
Net investment income	$5,550	$8,664
Net realized gains from investment transactions	44,213	56,490
Net change in unrealized appreciation/depreciation on investments	38,630	22,949
Change in net assets resulting from operations	88,393	88,103
Distributions to Shareholders:
From net investment income:	(5,199)	(8,672)
Change in net assets resulting from distributions to shareholders	(5,199)	(8,672)
Change in net assets from capital transactions	(47,650)	(107,627)
Change in net assets	35,544	(28,196)
Net Assets:
Beginning of period	612,338	640,534
End of period	$647,882	$612,338
Accumulated undistributed net investment income	$677	$326
Capital Transactions:
Proceeds from shares issued	$26,962	$102,654
Dividends reinvested	5,085	8,495
Cost of shares redeemed	(79,697)	(218,776)
Change in net assets from capital transactions	$(47,650)	$(107,627)
Share Transactions:
Issued	2,211	9,909
Reinvested	428	791
Redeemed	(6,568)	(20,387)
Change in Shares	(3,929)	(9,687)

See notes to financial statements.

Financial Highlights

The Victory Institutional Funds

For a Share Outstanding Throughout Each Period

	Institutional Diversified Stock Fund
	Six Months Ended April 30, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008
	(Unaudited)
Net Asset Value, Beginning of Period	$11.37	$10.08	$10.11	$9.06	$8.48	$13.77
Investment Activities:
Net investment income	0.10	0.15	0.13	0.13	0.12	0.15
Net realized and unrealized gains (losses) on investments	1.61	1.29	(0.03)	1.04	0.58	(4.65)
Total from Investment Activities	1.71	1.44	0.10	1.17	0.70	(4.50)
Distributions
Net investment income	(0.10)	(0.15)	(0.13)	(0.12)	(0.12)	(0.14)
Net realized gains from investments	—	—	—	—	—	(0.65)
Total Distributions	(0.10)	(0.15)	(0.13)	(0.12)	(0.12)	(0.79)
Net Asset Value, End of Period	$12.98	$11.37	$10.08	$10.11	$9.06	$8.48
Total Return (a)	15.13%	14.35%	0.95%	13.03%	8.44%	(34.44)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$647,882	$612,338	$640,534	$640,023	$584,456	$427,971
Ratio of net expenses to average net assets (b)	0.59%	0.61%	0.60%	0.61%	0.62%	0.61%
Ratio of net investment income to average net assets (b)	1.79%	1.34%	1.21%	1.31%	1.49%	1.31%
Portfolio turnover	52%	94%	87%	100%	97%	123%

(a) Not annualized for periods less than one year.

(b) Annualized for periods less than one year.

See notes to financial statements.

Notes to Financial Statements

The Victory Institutional Funds  April 30, 2013

(Unaudited)

1. Organization:

The Victory Institutional Funds (the "Trust") was organized on August 1, 2003, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of one fund. The accompanying financial statements are those of the Institutional Diversified Stock Fund (the "Fund").

The Fund is authorized to issue one class of shares.

The Fund seeks to provide long-term growth of capital.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates, applicable to those securities, etc.)

• Level  3— significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board").

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2013

(Unaudited)

Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

For the six months ended April 30, 2013, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2013, while the breakdown, by category, of common stocks is disclosed on the Schedule of Portfolio Investments (in thousands):

Investment	LEVEL 1 — Quoted Prices	LEVEL 2 — Other Significant Observable Inputs	Total
Common Stocks	$633,756	$—	$633,756
Investment Companies	—	11,059	11,059
Total	$633,756	$11,059	$644,815

Securities Transactions and Related Income:

Changes in holdings of portfolio securities are accounted for no later than one business day following the trade date. For financial reporting purposes, however, portfolio security transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends to Shareholders:

Dividends from net investment income are declared and paid quarterly by the Fund. Distributable net realized gains, if any, are declared and distributed at least annually. The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of market discounts and gain/loss), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital in the accompanying Statement of Assets and Liabilities.

Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes.

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2013

(Unaudited)

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Fund have been provided for in accordance with each investment's applicable country's tax rules and rates.

Subsequent Events:

The Fund has evaluated subsequent events and there are no subsequent events to report.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2013 were as follows for the Fund (in thousands):

Purchases*	Sales*
$319,278	$373,234

*There were no purchases or sales of U.S. Government Securities during the period.

4. Investment Advisory, Administration, and Distribution Agreements:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a wholly owned subsidiary of KeyBank National Association ("KeyBank"). Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive an annual fee at a rate of 0.50% of the average daily net assets of the Fund. The Adviser may use its resources to assist with the Fund's distribution and marketing expenses.

KeyBank, serving as custodian for the Fund, receives custodian fees at an annualized rate of 0.0081% of the aggregate average daily net assets of the Trust, The Victory Portfolios and The Victory Variable Insurance Funds (collectively, the "Victory Trusts"), excluding the assets of the International Fund, International Select Fund and Global Equity Fund, plus applicable per transaction fees. The Trust reimburses KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Fund's administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.03% of the first $100 million in average daily net assets of the Trust and 0.02% of the average daily net assets over $100 million of the Trust, subject to an annual minimum fee of $25 thousand per year for providing administration services. VCM also receives $25 thousand per year for providing fund accounting services.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Fund under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

Citi also serves as the Fund's transfer agent. Under the Transfer Agent Agreement, Citi is entitled to fees of $25 thousand per year. In addition, Citi is entitled to reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust.

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2013

(Unaudited)

5. Risks:

The Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund typically enters into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6. Line of Credit:

The Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) participate in a short-term, demand note "Line of Credit" agreement with KeyCorp, an affiliate of the Adviser. Under the agreement, the Victory Trusts may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. KeyCorp receives an annual commitment fee of 0.15% on $50 million for providing the Line of Credit. For the six months ended April 30, 2013, KeyCorp earned approximately $37 thousand for the Line of Credit fee. Each fund in the Victory Trusts (except International Fund, International Select Fund and Global Equity Fund) pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. During the six months ended April 30, 2013, the Fund had no loans outstanding with KeyCorp.

7. Federal Tax Information:

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) will be determined at the end of the current tax year ending October 31, 2013.

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$8,672	$—	$8,672

As of October 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings/ (Deficit)
$359	$(7,463)	$37,620	$30,516

*The difference between the book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

Notes to Financial Statements — continued

The Victory Institutional Funds  April 30, 2013

(Unaudited)

As of the end of its tax year ended October 31, 2012, the Fund had net capital loss carryforwards ("CLCFs") as summarized in the table below. CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

Expires 2017
$7,463

During the year ended October 31, 2012, the Fund utilized $51,113 thousand of capital loss carryforwards.

The cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation as of April 30, 2013, were as follows (in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
$568,247	$81,156	$(4,588)	$76,568

Supplemental Information

The Victory Institutional Funds  April 30, 2013

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently eight Trustees, seven of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees one portfolio in the Trust, one portfolio in The Victory Variable Insurance Funds and 14 portfolios in The Victory Portfolios, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 61	Trustee	February 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 66	Vice Chair and Trustee	August 2003	Retired.	Carlyle GMS Finance, Inc. (since 2012); Chemtura Corporation (2000-2010); Old Mutual plc (2002-2011); Old Mutual US Asset Management (since 2002).
E. Lee Beard, 61	Trustee	February 2005	Consultant, The Henlee Group, LLC (consulting) (since 2005).	Penn Millers Holding Corporation (January 2011-November 2011).
Sally M. Dungan, 59	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	None.

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
David L. Meyer, 56	Trustee	December 2008	Retired (since 2008); Chief Operating Officer, Investment & Wealth Management Division, PNC Financial Services Group (previously Mercantile Bankshares Corp.) (2002-2008).	None.
Karen F. Shepherd, 72[1]	Trustee	August 2003	Retired; Shepherd Investments (private investments) (since 1996).	None.
Leigh A. Wilson, 68	Chair and Trustee	August 2003

Chief Executive Officer, Third Wave Associates (full service independent living for senior citizens) and New Century Living (senior housing consulting) (since 1991); Director, The Mutual Fund Directors Forum (since 2004).

Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Chair, Old Mutual Funds II (15 portfolios) (2005-2010); Trustee, Old Mutual Funds III (13 portfolios) (2007-2010).

Interested Trustee.
David C. Brown, 41	Trustee	July 2008	Co-Chief Executive Officer (since 2011), President — Investments and Operations (2010-2011), and Chief Operating Officer (2004-2011), the Adviser.	None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

1Effective May 17, 2013, Ms. Shepherd retired from the Board of Trustees.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Michael D. Policarpo, II, 39	President	May 2008	Senior Managing Director (since 2010) and Managing Director (2005-2010), the Adviser.
Derrick A. MacDonald, 42	Vice President	August 2010	Director of Investment Operations & Technology, the Adviser (since 2008); Global Business Director, Avery Dennison (2004-2008).
Christopher K. Dyer, 51	Secretary	February 2006	Director of Fund Administration, the Adviser.
Jay G. Baris, 59	Assistant Secretary	August 2003	Partner, Morrison & Foerster LLP (since 2011); Partner, Kramer Levin Naftalis & Frankel LLP (1994-2011).
Christopher E. Sabato, 44	Treasurer	May 2006	Senior Vice President, Treasurer Services, Citi Fund Services, Inc.
Eric B. Phipps, 42	Anti-Money Laundering Compliance Officer and Identity Theft Officer	August 2010	Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services, Inc. (since 2006).
Edward J. Veilleux, 69	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).

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Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Fund's website at www.vcm.com and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Fund's website at www.vcm.com and on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2012 through April 30, 2013.

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12-4/30/13	Expense Ratio During Period** 11/1/12-4/30/13
$1,000.00	$1,151.30	$3.15	0.59%

* Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

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Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and will not help you determine the relative total costs of owning different funds.

Beginning Account Value 11/1/12	Ending Account Value 4/30/13	Expenses Paid During Period* 11/1/12-4/30/13	Expense Ratio During Period** 11/1/12-4/30/13
$1,000.00	$1,021.87	$2.96	0.59%

* Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 181/365 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**Annualized.

Portfolio Holdings

(As a Percentage of Total Investments)

Victory Institutional Diversified Stock Fund

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Considerations of the Board in Continuing the Investment Advisory Agreement (the "Agreement")

The Board approved the Agreement on behalf of the Fund at a special meeting, which was called for that purpose, on December 29, 2012. The Board also considered information relating to the Agreement throughout the year and at meetings on October 24, 2012, and December 5, 2012. In considering whether to approve the Agreement, the Board requested, and the Adviser provided, information that the Board believed to be reasonably necessary to reach its conclusions. The Board, including the Independent Trustees, evaluated this information along with other information obtained throughout the year and was advised by legal counsel to the Fund and by independent legal counsel to the Independent Trustees. The Board reviewed numerous factors with respect to the Fund. The Board considered the Fund's investment performance as a significant factor in determining whether the Agreement should be continued. In considering whether the compensation paid to the Adviser was fair and reasonable, the Board also evaluated, among other things, the following factors:

• The requirements of the Fund for the services provided by the Adviser;

• The nature and quality of the services provided and expected to be provided;

• Fees payable for the services and whether the fee arrangements provided for economies of scale that would benefit Fund shareholders as the Fund grows;

• Fees paid by other clients of the Adviser for similar services and the differences in the services provided to the other clients;

• Total expenses of the Fund;

• The Adviser's commitments to operating the Fund at competitive expense levels;

• The profitability of the Adviser (as reflected by comparing fees earned against an estimate of the Adviser's costs) with respect to the Adviser's relationship with the Fund;

• Research and other service benefits received by the Adviser obtained through payment of client commissions for securities transactions;

• Other benefits received by the Adviser, including revenues paid to affiliates of the Adviser by the Funds for custodian and administration services;

• The capabilities and financial condition of the Adviser;

• Current economic and industry trends; and

• Historical relationship between the Fund and the Adviser.

The Board reviewed the Fund's current management fee, comprised of the advisory fee plus the administrative fee paid to the Adviser, in the context of the Adviser's profitability of the Fund individually. In addition, the Board compared the Fund's expense ratio and management fee with comparable mutual funds in a peer group compiled by the Adviser. The Board reviewed the factors and methodology used in the selection of the Fund's peer group in accordance with a process designed by an independent third party consultant hired by the Board. The Board also reviewed fees charged and other information related to the Adviser's management of similarly-managed institutional and private accounts, and the differences in the services provided to the other accounts.

The Board reviewed the Fund's performance against the selected peer group and its performance against the Fund's selected benchmark index and Morningstar category. The Board recognized that the Fund's performance and its Morningstar average are provided net of expenses, while the benchmark index is gross returns. The Board considered the additional resources that management committed to enhance portfolio analysis, compliance and trading systems.

The Board reviewed various other specific factors with respect to the Fund, as described below. In their deliberations, the Trustees did not rank the importance of any particular information or factor considered and each Trustee attributed different weights to various factors.

The Board compared the Fund's 0.52% gross annual management fee to the median gross management fee for the peer group and considered the fact that the fee was lower than the median gross management fee of 0.73% for the peer group. The Board also compared the Fund's total annual expense ratio of 0.60% to the median total expense ratio for the peer group and considered the fact that the Fund's ratio was lower than the peer group

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(Unaudited)

median of 0.84%. The Board then compared the Fund's performance for the one-year, three-year and five year periods ended July 31, 2012 to that of its peer group, benchmark index, and Morningstar category average for the same periods. The Board considered the fact that the Fund underperformed the peer group, the benchmark index and the Morningstar category for the three periods. The Board noted the longevity of the portfolio manager and the management team. The Board considered the steps being taken to improve performance.

Approval of the Agreement on Behalf of the Fund

Having concluded, among other things, that: (1) the Fund's management fee and total annual expenses were within the range of management fees and expenses of comparable mutual funds; and (2) management was addressing the Trustees' concerns about the Fund's performance, the Board determined that it was in the best interests of the Fund's shareholders to approve the continuation of the Agreement with respect to the Fund.

Based on its review of the information requested and provided, and following extended discussions concerning the same, the Board determined that the Agreement, on behalf of the Fund discussed above, was consistent with the best interests of the Fund and its shareholders, and the Board unanimously approved the Agreement, on behalf of the Fund, for an additional annual period on the basis of the foregoing review and discussions and the following considerations, among others:

• The fairness and reasonableness of the investment advisory fee payable to the Adviser under the Agreement in light of the investment advisory services provided, the costs of these services, the profitability of the Adviser's relationship with the Fund and the comparability of the fees paid to the fees paid by other investment companies;

• The nature, quality and extent of the investment advisory services provided by the Adviser which, over the years, have resulted in the Fund achieving its stated investment objective;

• The Adviser's entrepreneurial commitment to the management of the Fund and the creation of a broad-based family of funds, which could entail a substantial commitment of the Adviser's resources to the successful operation of the Fund;

• The Adviser's representations regarding its staffing and capabilities to manage the Fund, including the retention of personnel with relevant portfolio management experience;

• The Adviser's efforts to enhance investment results by, among other things, developing quality portfolio management teams, committing substantial resources, and implementing a risk management program aimed at measuring, managing and monitoring portfolio risk, and to reduce expenses across the complex; and

• The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies and performance of the Adviser.

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The Victory Institutional Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	866-689-6999

VF-INST-SEMI (4/13)

Item 2. Code of Ethics.

Not applicable — only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable — only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable — only for annual reports.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Victory Institutional Funds

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	June 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Policarpo, II
Michael Policarpo, II, President

Date	June 25, 2013

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Treasurer

Date	June 25, 2013